UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2012

SPX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6948	38-1016240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (704) 752-4400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On December 18, 2012, the Compensation Committee of SPX Corporation’s Board of Directors approved the Forms of Restricted Stock Agreement for Officers and the Form of Restricted Stock Agreement for Directors under the SPX Corporation 2002 Stock Compensation Plan, under which future stock awards to SPX Corporation officers and directors will be made.  The Forms are attached hereto as exhibits 10.1, 10.2, and 10.3, respectively.  The Company anticipates first using these Forms in connection with 2013 grants.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Performance-based Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan

10.2	Form of Performance-based Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan

10.3	Form of Time-Based Restricted Stock Agreement for Directors under the SPX Corporation 2002 Stock Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: December 31, 2012	By:	/s/ Kevin L. Lilly
Kevin L. Lilly
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Performance-based Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan

10.2	Form of Performance-based Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan

10.3	Form of Time-Based Restricted Stock Agreement for Directors under the SPX Corporation 2002 Stock Compensation Plan